SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                             WRL SERIES FUND, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

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

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO
                               201 Highland Avenue
                              Largo, Florida 33770

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 1997

TO THE SHAREHOLDERS:

     A special meeting of the shareholders of the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio (each a "Portfolio"; collectively, the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"), will be held on Friday, March 7, 1997, at 10:30 a.m., at 201 Highland Avenue, Largo, Florida 33770, or any adjournment thereof, for the following purposes:

     (1) To approve a new Sub-Advisory Agreement between WRL Investment Management, Inc. ("WRL Management") and INVESCO Global Asset Management Limited (the "Co-Sub-Adviser") with respect to the Global Sector Portfolio, the US Sector Portfolio and the Foreign Sector Portfolio of the Fund, the material terms of which are substantially the same as those of the existing Sub-Advisory Agreement between WRL Management and the Co-Sub-Adviser; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Please indicate your voting instructions on the enclosed voting instruction form with RESPECT TO EACH PORTFOLIO in which you were a beneficial owner as of the record date; sign such voting instruction form; and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY NO MATTER HOW MANY SHARES YOU BENEFICIALLY OWN. You are entitled to vote at the meeting and any adjournments thereof if you owned Portfolio shares at the close of business on January 28, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                  By Order of the Board of Directors,

                                  /s/ THOMAS E. PIERPAN
                                      -----------------------------------
                                      Thomas E. Pierpan, Assistant Secretary


February 12, 1997

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO
                               201 Highland Avenue
                              Largo, Florida 33770
                                February 12, 1997
                              ---------------------

                                 PROXY STATEMENT
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MARCH 7, 1997
                              --------------------


     This is a proxy statement for the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio (each a "Portfolio"; collectively, the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several series or separate investment portfolios. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of each Portfolio, to be used at the Fund's special meeting of shareholders of the Portfolios ("Meeting"). The Meeting will be held on Friday, March 7, 1997, at 10:30 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, for the purposes set forth in the Notice of the Meeting.

     The primary purpose of the Meeting is to each Portfolio's shareholders to consider a Proposed Sub-Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an agreement of merger, dated as of November 4, 1996 (the "Merger Agreement"), among AIM Management Group Inc. ("AIM") and INVESCO PLC ("INVESCO"), the indirect parent corporation of the Co-Sub-Adviser, a direct, wholly-owned subsidiary of INVESCO. Pursuant to the Merger Agreement, INVESCO will then change its name to AMVESCO PLC ("AMVESCO") and the Co-Sub-Adviser will become an indirect subsidiary of AMVESCO. Shareholders of each Portfolio must vote on the Proposed Sub-Advisory Agreement as required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of INVESCO's contemplated merger with AIM. The Portfolios' Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.

     Western Reserve will vote in accordance with the directions as indicated in your enclosed voting instruction form(s) provided it is received properly executed prior to the meeting. If you properly execute your voting instruction form(s) and give no voting instruction, your shares will be voted FOR all the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contractowners (defined below) abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

     A majority of the shares of stock outstanding on January 28, 1997, represented in person or by proxy, of each Portfolio must be present for that Portfolio to transact business at the Meeting. In the event that, with respect to a Portfolio, a quorum is present at the Meeting but sufficient votes to approve proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Portfolio to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Portfolio's shares represented at the Meeting in person or by proxy. A shareholder vote of a Portfolio may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, January 28, 1997, the Fund had outstanding __________ shares of the Portfolios (representing a cash value of $__________), all of which shares are owned of record by the WRL Series Annuity Account (the "Account"), of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") or by Western Reserve directly. Western Reserve, the sole shareholder of the Portfolios, will vote shares held in the Account at the Meeting in accordance with the instructions

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

received from the holders of individual variable annuity contracts ("Contracts" owned by the "Contractowners") whose benefits thereunder are funded through that Account.

                CONTRACTOWNERS' RIGHT TO INSTRUCT WESTERN RESERVE

     The Fund has agreed to solicit voting instructions from the Contractowners, upon which instructions Western Reserve will vote the shares of the Portfolios at the Meeting on March 7, 1997, and any adjournment thereof. The Fund will mail to each Contractowner of record as of January 28, 1997, a copy of this proxy statement. The number of Fund shares in a Portfolio for which a Contractowner may give instructions is determined as follows: the number of Portfolio shares (and corresponding votes) allotted to each Contract will be calculated by dividing the amount of the Contract's value attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the contract value attributable to each Portfolio as of January 28, 1997, Contractowners are entitled to the following aggregate of votes with respect to each of the
Portfolios:

                                                  AGGREGATE VOTES PER PORTFOLIO
                    OUTSTANDING SHARES OWNED BY   BASED ON CONTRACT VALUE OF
        PORTFOLIO          THE ACCOUNT            THE PORTFOLIO
        ---------   ---------------------------   -----------------------------

Global Sector

US Sector

Foreign Sector


     All shares for which Western Reserve receives properly executed instructions which are not subsequently revoked prior to the Meeting will be voted at the Meeting in accordance with such instructions. Western Reserve will vote the shares of the Portfolios for which no timely instructions are received, and any shares owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Contracts participating in the Fund. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

     To the knowledge of the Fund, no person has the right to instruct Western Reserve with respect to 5% or more of the shares of each Portfolio. However, the proportionate voting policy may result in certain Contractowners' instructions affecting the vote of 5% or more of total outstanding shares. These particular Contractowners and the percentage of votes which their instruction may affect will depend upon which Contractowners provide instructions and which Contractowners do not.

                                  INTRODUCTION

     The Meeting is being called for the purpose of approving a new Sub-Advisory Agreement (the "Proposed Sub-Advisory Agreement") between WRL Management, 201 Highland Avenue, Largo, Florida 33770, the Investment Adviser to each Portfolio, and the Co-Sub-Adviser, Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11. As required by the 1940 Act, the current Sub-Advisory Agreement between WRL Management and the Co-Sub-Adviser (the "Current Sub-Advisory Agreement") provides for the automatic termination of such Agreement in the event of its "assignment." Under the 1940 Act, a change in control is an "assignment." The parent of the Co-Sub-Adviser, INVESCO, located at 11 Devonshire Square, London EC2M 4YR, England, and its subsidiary, INVESCO Group Services, Inc. ("IGS"), has entered into a Merger Agreement with AIM.

     The Merger will result in an assignment of the Current Sub-Advisory Agreement, and thus will automatically terminate the Agreement. The Board of Directors of the Fund has determined to recommend to Contractowners that the Co-Sub-Adviser continue to provide services to each Portfolio after consummation of the Merger. Accordingly, the Board of Directors has approved the Proposed Sub-Advisory Agreement, subject to Contractowner approval with respect to each Portfolio.

     The Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement except that (i) the effective date of the Proposed Sub-Advisory Agreement will be the later to occur of (a) obtaining shareholder approval or (b) the closing of the Merger; and (ii) the initial term of the Proposed Sub-Advisory Agreement has been reduced from two years to approximately twenty-two

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

months. The Proposed Sub-Advisory Agreement does not contemplate any changes in the nature of services provided by the Co-Sub-Adviser, or the compensation to be paid by WRL Management to the Co-Sub-Adviser for its services. WRL Management will continue to serve as Investment Adviser to the Portfolios pursuant to the current Investment Advisory Agreement.

     The proposal to approve the Proposed Sub-Advisory Agreement for each Portfolio, Proposal No. 1, must be approved by a majority of the outstanding shares of a Portfolio entitled to vote at the Meeting. A majority of the outstanding shares of a Portfolio is defined as the lesser of (1) 67% of the shares of the Portfolio at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                                 PROPOSAL NO. 1
                 TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT
                  BETWEEN WRL MANAGEMENT AND THE CO-SUB-ADVISER

     Prior to and at a meeting on January 27, 1997, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act ("independent directors"), reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Sub-Advisory Agreement and authorized its submission to the Contractowners of each Portfolio for their approval. The Proposed Sub-Advisory Agreement appears as Exhibit A to this proxy statement.

BACKGROUND

     INVESCO Global Asset Management Limited (the "Co-Sub-Adviser") is a co-sub-adviser for each Portfolio. (Meridian Investment Management Corporation ("Meridian") is the other co-sub-adviser for each Portfolio.) The Co-Sub-Adviser has acted as a co-sub-adviser for each Portfolio since commencement of their investment operations.

     The Co-Sub-Adviser currently is an indirect, wholly-owned subsidiary of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of December 31, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $______ billion.

INFORMATION CONCERNING AIM

    AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the AIM Family of Funds(R). As of December 31, 1996, the total assets of the registered investment company portfolios advised or managed by AIM and its affiliates were approximately $___ billion.

THE MERGER

    On November 4, 1996, INVESCO and its subsidiary, IGS, entered into a "Merger Agreement" with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the name of the Co-Sub-Adviser will not change).

    The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, Registration Rights Agreement, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

    The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

    In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

       VOTING AGREEMENT. Certain AIM shareholders and their spouses, the current directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

       STANDSTILL AGREEMENT AND TRANSFER RESTRICTION AGREEMENTS. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and INVESCO's current Chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

    Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the

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

investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

    The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser.

    INVESCO has advised the Co-Sub-Adviser that the Merger is not expected to have a material effect on the operations of the Co-Sub-Adviser. After the Merger is consummated, each of the operating units of INVESCO, including the Co-Sub-Adviser, will continue to operate under the same name, and with the same personnel that existed prior to the Merger. In particular, the portfolio managers and investment disciplines will remain exactly the same. The Merger does not contemplate any changes in the level or types of services presently provided by the Co-Sub-Adviser, or in the manner in which it does business with WRL Management with respect to the Fund.


                             THE ADVISORY AGREEMENTS

    The Current Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Co-Sub-Adviser is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger, there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Sub-Advisory Agreement under the 1940 Act. See "Current Sub-Advisory Agreement" below.


    In anticipation of the Merger and in order for the Co-Sub-Adviser to continue to serve as an investment co-sub-adviser to a Portfolio after consummation of the Merger, the Proposed Sub-Advisory Agreement must be approved
(i) by a majority of the Directors of the Fund who are not parties to the Proposed Sub-Advisory Agreement or interested persons of any such party ("Disinterested Directors") and (ii) by the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolios. See "Proposed Sub-Advisory Agreement" below.

                      CURRENT INVESTMENT ADVISORY AGREEMENT

    WRL Management, located at 201 Highland Avenue, Largo, Florida 33770, serves as the Portfolios' Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of Western Reserve, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

    Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of each Portfolio.

    The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish written reports as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the

Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. The Investment Adviser will pay all expenses incurred in connection with the performance of its responsibilities. Each Portfolio pays all other expenses incurred in its operation, including general administrative expenses, accounting fees, legal fees and investment advisory fees.

    The Merger will have no effect on the Current Investment Advisory Agreement between WRL Management, which is not affiliated with any of the parties to the Merger, and the Fund. WRL Management will continue to serve as Investment Adviser to the Portfolios pursuant to the Current Investment Advisory Agreement between the Fund and WRL Management.

                         CURRENT SUB-ADVISORY AGREEMENT

    Pursuant to the Current Sub-Advisory Agreement for the Portfolios, which is dated January 1, 1997, the Fund's Investment Adviser, WRL Management, contracts with the Co-Sub-Adviser for sub-advisory services. The Current Sub-Advisory Agreement for the Portfolios was approved by the Fund's Directors on October 3, 1996. The Curent Sub-Advisory Agreement was also approved by shareholders of the Portfolios at a shareholders meeting on December 16, 1996, held for the purpose of the Fund's reorganization, which included a change of Investment Adviser for the Fund from Western Reserve to WRL Management.

    Pursuant to the Current Sub-Advisory Agreement, the Co-Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for each Portfolio, subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund. The Co-Sub-Adviser is responsible for the actual security selection for each Portfolio (within the constraints of Meridian's asset, industry and country selection). In performing these services, the Co-Sub-Adviser is authorized to draw upon the resources of certain INVESCO-affiliated companies and their employees, provided that the Co-Sub-Adviser supervises and remains fully responsible for all such services. The Co-Sub-Adviser has entered into agreements with INVESCO Asset Management Limited ("IAML"), 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, CO 80237, for assistance in managing the Portfolios' investments in U.S. securities. IAML and ITC are indirect wholly-owned subsidiaries of INVESCO. The Co-Sub-Adviser bears all of its expenses in connection with the performance of its services (including compensation to IAML and ITC for services rendered to the Co-Sub-Adviser), such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios.

    For its services, the Co-Sub-Adviser receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million. Neither IAML nor ITC receives any compensation from the Portfolios; IAML and ITC are compensated for their services by the Co-Sub-Adviser. With respect to the Global Sector Portfolio, the Co-Sub-Adviser pays 50% of the compensation it receives from the Investment Adviser to IAML for investment advisory services, and 40% to ITC for investment advisory services and administrative assistance. With respect to the US Sector Portfolio, the Co-Sub-Adviser pays 90% of the compensation it receives from the Investment Adviser to ITC for investment advisory services and administrative assistance. With respect to the Foreign Sector Portfolio, the Co-Sub-Adviser pays 60% of the compensation it receives from the Investment Adviser to IAML for investment advisory services, and 30% to ITC for administrative assistance. IAML and ITC each pay their own expenses relating to personnel, office space and equipment.

    Under its terms, the Current Sub-Advisory Agreement for the Portfolios will continue in effect until January 1, 1999, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in the 1940 Act). The Current Sub-Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Co-Sub-Adviser, the Directors of the Fund, or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in the 1940 Act), on 60 days' written notice to the Co-Sub-Adviser, or by the Co-Sub-Adviser upon 60 days' written notice to WRL Management and the Fund. In addition, the Current Sub-Advisory Agreement terminates automatically upon termination of the Current Investment Advisory Agreement. The Current Sub-Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act) and the approval by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

    The Co-Sub-Adviser's principal executive officers and directors, together with their principal occupations, are listed below. The address of each of the following persons is noted below:


----------------------------------------------------------- ---------------------------------------------------------
                     NAME AND ADDRESS                                         PRINCIPAL OCCUPATION
----------------------------------------------------------- ---------------------------------------------------------
John D. Campbell                                            Director;  Senior Partner at law firm Appleby,  Spurling
Rosebank, 12 Bermudiana Rd., Hamilton, Bermuda              & Kempe
----------------------------------------------------------- ---------------------------------------------------------
Stephen A. Dana                                             Director;  Vice President of INVESCO Capital Management,
1315 Peachtree Street, N.E.                                 Inc.
Atlanta, GA  30309
----------------------------------------------------------- ---------------------------------------------------------
David A. Hartley                                            Assistant   Secretary  and   Treasurer;   Secretary  and
Rosebank, 12 Bermudiana Rd., Hamilton, Bermuda              Treasurer of INVESCO Group Services, Inc.
----------------------------------------------------------- ---------------------------------------------------------
Everard T. Richards                                         Deputy Chairman and Director;  Chief  Executive  Officer
Rosebank, 12 Bermudiana Rd., Hamilton, Bermuda              of Bermuda Asset Management Ltd.
----------------------------------------------------------- ---------------------------------------------------------
John D. Rogers                                              Director; President of INVESCO Asset Management (Japan)
Tokyo, Japan
----------------------------------------------------------- ---------------------------------------------------------
Wendell M. Starke                                           Chairman and Director;  Chairman and Director of INVESCO
1315 Peachtree Street, N.E.                                 Capital  Management,  Inc.  and Chairman and Director of
Atlanta, GA  30309                                          INVESCO,  Inc. in Atlanta,  GA.; Director of INVESCO PLC
                                                            in London, England
----------------------------------------------------------- ---------------------------------------------------------
Michael A. Wood
Rosebank, 12 Bermudiana Rd., Hamilton, Bermuda              Secretary
----------------------------------------------------------- ---------------------------------------------------------
Luis A. Aguilar                                             General  Counsel;  General  Counsel of INVESCO,  Inc. in
1315 Peachtree Street, N.E.                                 Atlanta, GA
Atlanta, GA  30309
----------------------------------------------------------- ---------------------------------------------------------


    For a list of the directors and officers of IAML and ITC, affiliates of the Co-Sub-Adviser that assist the Co-Sub-Adviser in its duties see Exhibit C.

    Exhibit B indicates the size of each investment company advised or sub-advised by the Co-Sub-Adviser with similar investment objectives and strategies to the Portfolios and the advisory fee rate.

    No Director of the Fund has owned any securities of or has had any other material interest in the Co-Sub-Adviser or its respective affiliates since the beginning of the Fund's most recent fiscal year. In addition, except as described herein, no officer or director of the Fund has or had any material interest in any material transaction since the beginning of the Fund's last fiscal year to which the Co-Sub-Adviser or any parent or subsidiary of the Co-Sub-Adviser was or is to be a party. Except as described herein, neither the Co-Sub-Adviser, nor any of its directors or officers, any director or officer of the Fund, nor any parent company of the Co-Sub-Adviser, purchased or sold, nor became a party to any contract for the purchase or sale of, any securities (in an amount exceeding 1% of the outstanding securities of a class) of the Co-Sub-Adviser, or its parents, subsequent to the beginning of the Fund's last fiscal year.

    During the last fiscal year Western Reserve, the Fund's Investment Adviser prior to January 1, 1997, paid the Co-Sub-Adviser $14,989 for its services under the Current Sub-Advisory Agreement.

            PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE
                               BOARD OF DIRECTORS

    The Proposed Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement except that (i) the effective date of the Proposed Sub-Advisory Agreement is the date of approval by shareholders; and
(ii) the initial term of the Proposed Sub-Advisory Agreement has been reduced from two years to approximately twenty-two months. The Proposed Sub-Advisory Agreement does not contemplate any changes in the nature of services provided by the Co-Sub-Adviser, or the compensation to be paid by WRL Management to the Co-Sub-Adviser for its services. WRL Management will continue to serve as Investment Adviser to the Portfolios pursuant to the Current Investment Advisory Agreement. The description of the Proposed Sub-Advisory Agreement set forth herein is qualified by reference to Exhibit A, which consists of the Proposed Sub-Advisory Agreement.

EVALUATION BY THE BOARD

    Prior to and at a meeting of the Board of Directors of the Fund on January 27, 1997, the Directors of the Fund, including the disinterested directors, reviewed information regarding the Merger, its possible effects on the Portfolios and the Fund, the Proposed Sub-Advisory Agreement, and related matters.

    Prior to and during the meeting, the Board requested and received information it deemed necessary to enable it to determine whether the Proposed Sub-Advisory Agreement is in the best interests of each Portfolio and its shareholders. At the meeting, the Board also reviewed materials furnished by INVESCO and AIM. The Co-Sub-Adviser was available to answer any concerns of the Board. The Board noted that senior members of the management team of the Co-Sub-Adviser will continue to be responsible for managing the day-to-day affairs of the Co-Sub-Adviser. In evaluating the effects of the Merger, the Board viewed as significant the fact that the Co-Sub-Adviser is expected to continue to provide to the Portfolios and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Board considered the possible effects of the Merger on the Portfolios.

    The Board considered the nature, quality and extent of services provided and expected to be provided by the Co-Sub-Adviser to each of the Portfolios as well as the benefits derived by the Co-Sub-Adviser. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Sub-Advisory Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of the Proposed Sub-Advisory Agreement are the same, in all material respects, as the terms of the corresponding Current Sub-Advisory Agreement. Specifically, the Board noted that the fees and expenses payable under the Proposed Sub-Advisory Agreement are identical to the fees and expenses presently in effect under the corresponding Current Sub-Advisory Agreement.

    The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated companies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of AIM Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Co-Sub-Adviser would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Co-Sub-Adviser obtaining any particular benefits.

    Based upon the Board's review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Board determined that the Proposed Sub-Advisory Agreement is fair, reasonable and in the best interests of each Portfolio and its shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE DISINTERESTED DIRECTORS PRESENT AT THE MEETING, APPROVED THE PROPOSED SUB-ADVISORY AGREEMENT AND VOTED TO RECOMMEND THAT EACH PORTFOLIO'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED SUB-ADVISORY AGREEMENT

    If approved by the shareholders of each Portfolio, the Proposed Sub-Advisory Agreement with respect to that Portfolio will become effective immediately upon execution by the parties, which is expected to occur on or about March 7, 1997. If approved, the Proposed Sub-Advisory Agreement will continue in effect for an initial period of approximately twenty-two months and for successive one year periods thereafter, provided such continuance is approved at least annually in the same manner as described above with respect to the Current Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement is not approved by shareholders of a Portfolio, the Board will consider other steps to obtain advisory services for that Portfolio upon the termination of the Current Sub-Advisory Agreement.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1

                                    EXPENSES

    All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies will be paid by INVESCO and not by the Portfolios or the Fund.

    In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone or personal interview by representatives of the Fund and regular employees of WRL Management or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

                              SHAREHOLDER PROPOSALS

    As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770. To be considered for inclusion, proposals must be received a reasonable time before a proxy statement for a subsequent shareholders' meeting is released to shareholders.

                                  ANNUAL REPORT

    A copy of the Fund's Annual Report and Semi-Annual Report may be obtained without charge upon request by calling the Fund at (800) 851-9777 or writing the Secretary of the Fund at 201 Highland Avenue, Largo, Florida 33770.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                         By Order of the Board of Directors,


                                         /s/ THOMAS E. PIERPAN
                                         --------------------------------------
                                         Thomas E. Pierpan, Assistant Secretary

Largo, Florida
February 12, 1997

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                     INVESCO GLOBAL ASSET MANAGEMENT LIMITED


         SUB-ADVISORY AGREEMENT, made as of the 7th day of March, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of State of Florida and INVESCO Global Asset Management Limited ("Co-Sub-Adviser"), a corporation organized and existing under the laws of Bermuda.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of Global Sector, US Sector and Foreign Sector Portfolios ("Portfolios"), each a separate series of the Fund;

         WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to each Portfolio and the Co-Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.   APPOINTMENT.

         Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.   DUTIES OF THE CO-SUB-ADVISER.

              A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Co-Sub-Adviser shall act as an investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Portfolios or the Investment Adviser, to:

              (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

                  B. ADDITIONAL DUTIES OF CO-SUB-ADVISER. In addition to the above, Co-Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; provided, however, that not withstanding any other provision of this Agreement to the contrary, the Co-Sub-Adviser shall have no responsibility with respect to the allocation of each Portfolio's assets among industrial sectors or countries, it being understood that Meridian Investment Management Corporation will provide such allocation services to the Investment Adviser;

              (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations;

              (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time; and

              (4) in connection with the rendering of the services required to be provided by the Co-Sub-Adviser under this Agreement, the Co-Sub-Adviser may, to the extent it deems appropriate and subject to the prior consent of the Investment Adviser, enter into service agreements with one or more companies affiliated with the Co-Sub-Adviser ("INVESCO Affiliates"), pursuant to which such INVESCO Affiliate(s) provides investment management information and services/support to the Co-Sub-Adviser with respect to one or more of the Portfolios; provided, however, that the Co-Sub-Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement; and further provided that each such service agreement shall be subject to the requirements of the 1940 Act and regulations thereunder.

                  C. FURTHER DUTIES OF CO-SUB-ADVISER. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

              3.  COMPENSATION.

              For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal, as a percentage of each Portfolio's average daily net assets, to an annual rate of 0.40% of the first $100 million of assets, and 0.35% of assets in excess of $100 million. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from each Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

              4.  DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

                  (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto:

                  (6) The Portfolios' Prospectus (as defined above); and

                  (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

              The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolios or the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the

Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

              5.  BROKERAGE.

                  A. The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

              6.  OWNERSHIP OF RECORDS.

              The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

              7.  REPORTS.

              The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

              8.  SERVICES TO OTHERS CLIENTS.

              Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

             9.  REPRESENTATIONS OF CO-SUB-ADVISER.

             The Co-Sub-Adviser represents, warrants, and agrees as follows:

              A. The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

              B. The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

              C. The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

              10. TERM OF AGREEMENT.

              This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until January 1, 1999. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolios; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

              11. TERMINATION OF AGREEMENT.

              Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of each Portfolio on at least 60 days' prior written notice to the Co-Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Co-Sub-Adviser, without the payment of any penalty; or (ii) if the Co-Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Co-Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

              12. AMENDMENT OF AGREEMENT.

              No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

              13. LIABILITY OF THE CO-SUB-ADVISER.

              The Co-Sub-Adviser shall have no liability under this Agreement to WRL Investment, the Fund, the Portfolios or to the Fund's shareholders or creditors for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission in the performance of its duties under this Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. WRL Investment shall have no liability under this Agreement to the Co-Sub-Adviser for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act of omission in the performance of its duties under this Agreement or the Advisory Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

              14. MISCELLANEOUS.

              A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

              B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

              D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

              E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                               WRL INVESTMENT MANAGEMENT, INC.



_______________________________       By:  __________________________________
Assistant Secretary                   Name:  Kenneth P. Beil
                                      Title: President and Treasurer

Attest:                               INVESCO GLOBAL ASSET MANAGEMENT LIMITED



_______________________________       By ____________________________________
                                      Name:
                                      Title:

                                    EXHIBIT B


         The following table indicates the size of each investment company having an investment objective similar to that of the Portfolios advised or sub-advised by the Co-Sub-Adviser and the advisory fee rate.

SECTOR FUNDS (Investment Objective - Capital Appreciation):*

-------------------------------------------------------------------------------------------------------
            NAME              NET ASSETS ON          ANNUAL  ADVISORY RATE    ANNUAL SUB-ADVISORY
                              DECEMBER  31, 1996     AS PERCENT OF AVERAGE    RATE AS PERCENT OF
                              (in Millions)          NET ASSETS               AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------
Energy Portfolio                                                 (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------
Environmental Services
Portfolio                                                        (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------
Financial Services
Portfolio**                                                      (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------

Gold Portfolio                                                   (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------

Health Science Portfolio                                         (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------

Leisure Portfolio                                                (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------

Technology Portfolio                                             (1)                      (3)
----------------------------- ---------------------- ------------------------ -------------------------
Worldwide Capital Goods
Fund**                                                           (2)                      (4)
----------------------------- ---------------------- ------------------------ -------------------------
*Both the Investment Adviser and the Sub-Adviser of these Funds are INVESCO affiliates.
**Indicates whether fee has been waived or absorbed during the fund's past fiscal year.

----------
(1)  .75% of the first $350 million; .65% of the next $350 million; .55% over $700 million.
(2)  .65% of the first $500 million; .55% of the next $500 million; .45% over $1 billion.
(3)  .25% of the first $200 million; .20% over $200 million.
(4)  .325% of the first $500 million; .275% of the next $500 million; .225% over $1 billion.

                                    EXHIBIT C


The directors and officers of IAML and ITC are:


ITC

    (ITC has a principal business address of 7800 East Union Avenue, Denver, Colorado 80237.) R. Dalton Sim, Chairman of the Board, President and Chief Executive Officer and Portfolio Manager (also Director of INVESCO Funds Group, Inc.); Frank M. Bishop, Director (also President, Chief Operating Officer and a Director of INVESCO, Inc. and Vice President, Portfolio Manager and a Director of INVESCO Capital Management, Inc., both of which are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309; Director of other companies affiliated with the Co-Sub-Adviser); Samuel T. DeKinder, Director (also Executive Vice President and a Director of INVESCO, Inc. and Director of Marketing of INVESCO Capital Management, Inc., both of which are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309); Dan J. Hesser, Director (also Chairman, President and Chief Executive Officer of INVESCO Funds Group, Inc.); Ronald L. Grooms, Senior Vice President and Treasurer (Mr. Grooms also holds similar positions with INVESCO Funds Group, Inc.); Glen A. Payne, Senior Vice President, General Counsel and Secretary (formerly, Vice President, General Counsel and Secretary from May, 1989 to April, 1995; Mr. Payne also holds similar positions with INVESCO Funds Group, Inc.); Roger D. Maurer, Senior Vice President, Senior Trust Officer and Portfolio Manager; Daniel B. Leonard, Senior Vice President and Portfolio Manager; Barry Kurokawa, Senior Vice President and Portfolio Manager (formerly, Vice President from January, 1993 to January, 1994); Charles P. Mayer, Senior Vice President (since January, 1994) and Portfolio Manager (formerly, Vice President from March, 1993 to January, 1994); Timothy J. Miller, Senior Vice President (since April, 1995) and Portfolio Manager (formerly, Vice President from January, 1993 to April, 1995); Robert
    R. Schoonbeck, Senior Trust Officer (also President and a Director of INVESCO Retirement Plan Services, Inc., 1315 Peachtree Street, N.E., Atlanta, Georgia 30309); Donovan J. Paul, Senior Vice President (formerly, President of Quixote Investment Management, Inc., 5442 S. Dayton Court, Englewood, Colorado 80111, from April, 1993 to May, 1994); Gregg J. Smolenski, Vice President - Marketing; E. E. Frye, Jr., Vice President; Douglas N. Pratt, Vice President and Portfolio Manager; Paul J. Rasplicka, Vice President (formerly, Vice President of Chase Investment Counsel Corp., 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902 from October, 1992 to January, 1994); Brian F. Kelly, Vice President (since April, 1994) and Portfolio Manager; John R. Schroer, Vice President (since January, 1995) and Portfolio Manager; Ritis S. Skinner, Assistant Vice President and Senior Trust Officer (also Senior Vice President and Senior Trust Officer of INVESCO Retirement Plan Services, Inc.); Jeraldine E. Kraus, Assistant Secretary (also Assistant Secretary and Director of Office Services Administration of INVESCO Funds Group, Inc.); Jay M. Sommer, Trust Officer (also Director, Retirement Operations, INVESCO Funds Group, Inc.); Judy P. Wiese, Trust Officer (also Vice President of INVESCO Funds Group, Inc.); Alan I. Watson, Trust Officer (also Vice President of INVESCO Funds Group, Inc.); William J. Galvin, Jr., Trust Officer (also Vice President of INVESCO Funds Group, Inc.); and Theresa K. Philip, Trust Officer (also Director, Client Services and Operations Administration with INVESCO Funds Group, Inc.)

IAML

    (IAML has a principal business address of 11 Devonshire Square, London EC2M 4YR England.) Norman M. Riddell, Principal Executive Officer and Chairman; Jeffrey C. Attfield, Chief Executive; Sarah C. Bates, Managing Director - Investment Trust Division; Francesco Bertoni, Investment Director - Global Equities; Anthony Broccardo, Portfolio Manager - Asset Allocation; Ian A. Carstairs, Investment Director - U.K. Equities; Adam D. Cooke, Director - Institutional Business Group; Peter S. Dawson, Investment Director - Treasury/Dealing; David C. Gillan, Director - Institutional Business Group; Peter J. Glynne-Percy, Director, Investment Management; Tristan P. Hillgarth, Executive Director - Investment Management; David C. Hypher, Director - Institutional Business Group; Jeremy C. Lambourne, Director - Finance; Rory S. Powe, Investment Director - European Equities; Jennifer M. Prince, Project Director - Central Management; Riccardo Ricciardi, Investment Director - Investment Management; and Alan C. Wren, Executive Director - Management.

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO

             VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                              WRL SERIES FUND, INC.
                                  MARCH 7, 1997

         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:30 A.M. on March 7, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve the Proposed Sub-Advisory Agreement between WRL Investment Management, Inc. and INVESCO Global Asset Management Limited with respect to the Global Sector Portfolio;

                     ___ For         ___ Against         ___ Abstain

         (2) In the discretion of Western Reserve transact such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.

                         PLEASE SIGN AND DATE THIS FORM
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February 12, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.


              ----------------------------------------     --------------------
              Policyowner or Contract Holder Signature     Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                            FOREIGN SECTOR PORTFOLIO

             VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                              WRL SERIES FUND, INC.
                                  MARCH 7, 1997

         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:30 A.M. on March 7, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve the Proposed Sub-Advisory Agreement between WRL Investment Management, Inc. and INVESCO Global Asset Management Limited with respect to the Foreign Sector Portfolio;

                   __ For            ___ Against          ___ Abstain

         (2) In the discretion of Western Reserve transact such other business as may properly come before the Meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.

                         PLEASE SIGN AND DATE THIS FORM
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February 12, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.


             ----------------------------------------      --------------------
             Policyowner or Contract Holder Signature      Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                               US SECTOR PORTFOLIO

             VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                              WRL SERIES FUND, INC.
                                  MARCH 7, 1997

         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:30 A.M. on March 7, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve the Proposed Sub-Advisory Agreement between WRL Investment Management, Inc. and INVESCO Global Asset Management Limited with respect to the US Sector Portfolio;

                           ___ For      ___ Against          ___ Abstain

         (2) In the discretion of Western Reserve transact such other business as may properly come before the Meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.

                         PLEASE SIGN AND DATE THIS FORM
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February 12, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.


               ----------------------------------------    --------------------
               Policyowner or Contract Holder Signature    Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.